NEW ENGLAND FUNDS TRUST II

                 New England Growth Opportunities Fund

 Supplement dated October 1, 1995 to New England Stock Funds
                        Prospectuses
      dated May 1, 1995 and As Revised August 21, 1995


Through December 31, 1995, the Distributor will reallow 100% of the sales charge on commissionable sales of Class A shares of New England Growth Opportunities Fund (the "Fund") and will award an additional 0.50% of the amount of such sales to participating investment dealers. During the same period, the Distributor will award participating investment dealers 0.50% on commissionable sales of Class B and Class C shares in addition to the commissions on sales of Class B and Class C shares described in the prospectus under the section captioned "Sales Charges."